EXHIBIT 99.1

                             Joint Filer Information



NAME:              Capital Z Financial Services Fund II, L.P.

ADDRESS:           54 Thompson Street
                   New York, NY  10012

DESIGNATED FILER:  Specialty Finance Partners

ISSUER NAME AND TICKER SYMBOL OR TRADING SYMBOL:  Aames Investment Corporation.
                                                  ("AIC")

DATE OF EVENT REQUIRING STATEMENT:  November 5, 2004

RELATIONSHIP OF JOINT FILER TO ISSUER:  10% Owner



SIGNATURE:      CAPITAL Z FINANCIAL SEVICES FUND II, L.P.
                By:  Capital Z Partners, L.P., its General Partner
                By:  Capital Z Partners, Ltd., its General Partner


                  By: /s/ David A. Spuria
                     ------------------------
                     David A. Spuria
                     General Counsel


Dated: November 15, 2004




NY2:\1482009\01\VR$X01!.DOC\33560.0111

                             Joint Filer Information



NAME:              Capital Z Financial Services Private Fund II, L.P.

ADDRESS:           54 Thompson Street
                   New York, NY  10012

DESIGNATED FILER:  Specialty Finance Partners

ISSUER NAME AND TICKER SYMBOL OR TRADING SYMBOL:  Aames Investment Corporation.
                                                 ("AIC")

DATE OF EVENT REQUIRING STATEMENT:  November 5, 2004

RELATIONSHIP OF JOINT FILER TO ISSUER:  10% Owner



SIGNATURE:      CAPITAL Z FINANCIAL SEVICES PRIVATE FUND II, L.P.
                By:  Capital Z Partners, L.P., its General Partner
                By:  Capital Z Partners, Ltd., its General Partner


                  By: /s/ David A. Spuria
                     ------------------------
                     David A. Spuria
                     General Counsel


Dated: November 15, 2004

                             Joint Filer Information



NAME:              Capital Z Partners, L.P.

ADDRESS:           54 Thompson Street
                   New York, NY  10012

DESIGNATED FILER:  Specialty Finance Partners

ISSUER NAME AND TICKER SYMBOL OR TRADING SYMBOL:  Aames Investment Corporation.
                                                 ("AIC")

DATE OF EVENT REQUIRING STATEMENT:  November 5, 2004

RELATIONSHIP OF JOINT FILER TO ISSUER:  10% Owner



SIGNATURE:      CAPITAL Z PARTNERS, L.P.
                By:  Capital Z Partners, Ltd., its General Partner


                  By: /s/ David A. Spuria
                     ------------------------
                     David A. Spuria
                     General Counsel


Dated: November 15, 2004

                             Joint Filer Information



NAME:              Capital Z Partners, Ltd.

ADDRESS:           54 Thompson Street

                   New York, NY  10012

DESIGNATED FILER:  Specialty Finance Partners

ISSUER NAME AND TICKER SYMBOL OR TRADING SYMBOL:  Aames Investment Corporation.
                                                  ("AIC")

DATE OF EVENT REQUIRING STATEMENT:  November 5, 2004

RELATIONSHIP OF JOINT FILER TO ISSUER:  10% Owner



SIGNATURE:      CAPITAL Z PARTNERS, LTD.


                  By: /s/ David A. Spuria
                     ------------------------
                     David A. Spuria
                     General Counsel


Dated: November 15, 2004

                             Joint Filer Information



NAME:              Equifin Capital Partners, Ltd.

ADDRESS:           54 Thompson Street

                   New York, NY  10012

DESIGNATED FILER:  Specialty Finance Partners

ISSUER NAME AND TICKER SYMBOL OR TRADING SYMBOL:  Aames Investment Corporation.
                                                 ("AIC")

DATE OF EVENT REQUIRING STATEMENT:  November 5, 2004

RELATIONSHIP OF JOINT FILER TO ISSUER:  10% Owner



SIGNATURE:      EQUIFIN CAPITAL PARTNERS, LTD.


                  By:  /s/ Mani A. Sadeghi
                      -------------------------------------
                      Mani A. Sadeghi
                      President, Chief Executive Officer
                      and Director


Dated: November 15, 2004